Exhibit 10.13


THIS WARRANT OR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE, DISPOSITION OR EXERCISE MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH
REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 8 OF THIS WARRANT.
                ----------


                      SERIES BD WARRANT TO PURCHASE  SHARES
                        OF COMMON STOCK (this "WARRANT")

Warrant No.:  BD-5

Cytation Corporation, a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, Midtown Partners & Co., LLC (the "HOLDER"), or registered assigns, is the registered holder of a warrant (the "WARRANT") to subscribe for and purchase ___________ shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the
                                                           ---------
"WARRANT SHARES") of the Company, at a price per share equal to three dollars and no cents ($3.00)(the "WARRANT PRICE," as adjusted pursuant to Section 4
                                                                       ---------
hereof), subject to the provisions and upon the terms and conditions hereinafter set forth.

     As used herein, (a) the term "COMMON STOCK" shall mean the Company's presently authorized Common Stock, par value $.001 per share, and any stock into or for which such Common Stock may hereafter be converted or exchanged, (b) the term "DATE OF GRANT" shall mean April __, 2006, and (c) the term "OTHER WARRANTS" shall mean any warrant issued upon transfer or partial exercise of this Warrant. The term "WARRANT" as used herein shall be deemed to include Other Warrants unless the context hereof or thereof clearly requires otherwise. The Warrant has been issued in connection with that certain Securities Purchase and Exchange Agreement of even date herewith (the "PURCHASE AGREEMENT").

     1.     Term.  The  purchase  right  represented  by  this  Warrant  is
            ----
exercisable, in whole or in part, at any time after the earlier of (a) the date the Registration Statement on Form SB-2 (or an alternative available form if the Company is not eligible to file a Form SB-2) covering the Warrants and underlying Warrant Shares is declared effective; or (b) twelve (12) months from the Date of Grant (the "INITIAL EXERCISE DATE") and from time to time thereafter through and including the close of business on the date five (5) years from the Initial Exercise Date (the "EXPIRATION DATE"); provided, however, that in the
                                                  --------  -------
event that any portion of this Warrant is unexercised as of the Expiration Date, the terms of Section 2(b), below, shall apply.
                -------------

     2.     Exercise;  Expiration;  Redemption.
            ----------------------------------

          a.  Method  of  Exercise; Payment; Issuance of New Warrant. Subject to
              ------------------------------------------------------
     Section  1  hereof,  the  purchase right represented by this Warrant may be
     ----------
     exercised by the holder hereof, in whole or in part and from time to time after the Initial Exercise Date, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company of an amount equal to the then applicable Warrant Price multiplied by the number of Warrant Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised, a new Warrant representing the portion of the Warrant Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty (30)-day period.

          b.  Expiration.  In  the  event  that  any  portion of this Warrant is
              ----------
     unexercised as of the Expiration Date, such portion of this Warrant shall automatically expire, and the Holder shall have no rights with respect to such unexercised portion of this Warrant.

          c.  Maximum.  In no event shall any holder be entitled to exercise any
              -------
     Warrant Shares to the extent that, after such exercise, the sum of the number of shares of Common Stock beneficially owned by any holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Warrant Shares or any unexercised right held by any holder subject to a similar limitation), would result in beneficial ownership by any holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the holder upon such exercise). For purposes of this Section 2(c), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. Nothing herein shall preclude the holder from disposing of a sufficient number of other shares of Common Stock beneficially owned by the holder so as to thereafter permit the continued exercise of this Warrant.

          d. Cashless Exercise. Subject to the provisions hereof, at any time or
             -----------------
     from time to time prior to the Expiration Date, the Holder shall also have the right to exercise this Warrant or any portion thereof, without payment by the Holder of the Warrant Price in cash or any other consideration (other than the surrender of rights to receive Warrant Shares hereunder), as provided herein (a "CASHLESS EXERCISE"). Upon a Cashless Exercise with respect to a particular number of Warrant Shares (the "EXCHANGED WARRANT SHARES"), the Company shall deliver to the Holder (without payment by the Holder of the Warrant Price in cash or any other consideration (other than the surrender of rights to receive Common Stock hereunder) that number of Warrant Shares computed using the following formula:

                           X =     Y (A - B)
                                   ---------
                                        A

               Where: X =  the number of Warrant Shares to be delivered to the holder;

                      Y =  the number of Exchanged Warrant Shares;

                      A = the Fair Market Value of the Warrant Shares as determined in accordance with Section 4.

                      B = the Warrant Price (as adjusted through the Cashless Exercise Date)

A Cashless Exercise may be effected by the Holder by the surrender of this Warrant as provided herein, together with a written statement specifying that the Holder thereby intends to effect a Cashless Exercise and indicating the number of Exchanged Warrant Shares which are covered by the Cashless Exercise. Such Cashless Exercise shall be effective upon receipt by the Company of this Warrant, together with the aforesaid written statement, or on such later date as is specified therein (the "CASHLESS EXERCISE DATE"). The Company shall issue to the Holder as of the Cashless Exercise Date a certificate for the Warrant Shares issuable upon the Cashless Exercise and, if applicable, a new warrant of like tenor evidencing the balance of the Warrant Shares remaining subject to this Warrant.

     3.     Intentionally  Omitted.

     4.     Adjustment  of  Warrant  Price and Number of Shares.  The number and
            ---------------------------------------------------
kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          a. Reclassification or Merger. In case of any reclassification, change
             --------------------------
     or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Common Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this Section 4(a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

          b.  Subdivision  or  Combination  of Shares. If at any time while this
              ---------------------------------------
     Warrant remains outstanding and unexpired the Company shall subdivide or combine its outstanding shares of Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

          c.  Stock  Dividends. If at any time while this Warrant is outstanding
              ----------------
     and unexpired the Company shall pay a dividend with respect to Common Stock payable in Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend.

          d.  Rights Offerings. In case the Company shall, at any time after the
              ----------------
     Date of Grant, issue rights, options or warrants to the holders of equity securities of the Company, entitling them to subscribe for or purchase shares of Common Stock (or securities convertible or exchangeable into Common Stock)(excluding Exempt Securities, as such term is defined in
     Section  4(i)  below)  at  a  price  per share of Common Stock (or having a
     ------------
     conversion or exchange price per share of Common Stock if a security convertible or exchangeable into Common Stock) less than the Series D Conversion Price (as defined in the certificate of designations, preferences, and rights for the Series D Convertible Preferred Stock) per share of Common Stock on the record date for such issuance (or the date of issuance, if there is no record date), the Warrant Price to be in effect on and after such record date (or issuance date, as the case may be) shall be reduced, concurrently with such issue, to a price equal to the consideration received per share in connection with the issuance of such Additional Shares of Common Stock. In case such purchase or subscription price may be paid in part or in whole in a form other than cash, the fair value of such consideration shall be determined by the Board of Directors of the Company in good faith as set forth in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary. Such adjustment shall be made successively whenever such an issuance occurs; and in the event that such rights, options, warrants, or convertible or exchangeable securities are not so issued or expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Warrant Price shall again be adjusted to be the Warrant Price that would then be in effect if such issuance had not occurred; provided, however, that the Company shall adjust
                                --------  -------
     the number of Warrant Shares issued upon any exercise of this Warrant after the adjustment required pursuant to this Section 4(d) but prior to the date such subsequent adjustment is made, in order to equitably reflect the fact that such rights, options, warrants, or convertible or exchangeable securities were not so issued or expired or ceased to be convertible or exchangeable before they were exercised, converted, or exchanged (as the case may be).

          e.  Other  Issuances  of  Securities.  In  case  the  Company  or  any
              --------------------------------
     Subsidiary shall, at any time after the Date of Grant, issue shares of Common Stock, or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding (i) shares, rights, options, warrants, or convertible or exchangeable securities issued in any of the transactions described in Sections 4(b), 4(c), 4(d), or 4(f) above; (ii) shares issued
                    -------------  ----  ----     ----
     upon the exercise of such rights, options or warrants or upon conversion or exchange of such convertible or exchangeable securities; (iii) this Warrant and any shares issued upon exercise thereof; and (iv) Exempt Securities (as defined in Section 4(i) below)), at a price per share of Common Stock
                  -------------
     (determined in the case of such rights, options, warrants, or convertible or exchangeable securities by dividing (x) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants, or convertible or exchangeable securities, plus the total minimum consideration payable to the Company upon exercise, conversion, or exchange thereof by (y) the total maximum number of shares of Common Stock covered by such rights, options, warrants, or convertible or exchangeable securities) lower than the Series D Conversion Price, then the Warrant Price shall be reduced, concurrently with such issue, to a price equal to the consideration received per share in connection with the issuance of such Additional Shares of Common Stock. For the purposes of such adjustment, the maximum number of shares of Common Stock which the holder of any such rights, options, warrants or convertible or exchangeable securities shall be entitled to subscribe for or purchase shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants, or convertible or exchangeable securities, plus the minimum consideration or premium stated in such rights, options, warrants, or convertible or exchangeable securities to be paid for the shares of Common Stock covered thereby. In case the Company shall sell and issue shares of Common Stock, or rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then, in determining the price per share of Common Stock and the consideration received by the Company for purposes of the first sentence of this Section 4(e), the Board of Directors of the Company shall determine, in good faith, the fair value of said property, and such determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary. In case the Company shall sell and issue rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock together with one (1) or more other securities as a part of a unit at a price per unit, then, in determining the price per share of Common Stock and the consideration received by the Company for purposes of the first sentence of this Section 4(e), the Board of Directors of the Company shall determine, in good faith, which determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary, the fair value of the rights, options, warrants, or convertible or exchangeable securities then being sold as part of such unit. Such adjustment shall be made successively whenever such an issuance occurs, and in the event that such rights, options, warrants, or convertible or exchangeable securities expire or cease to be convertible or exchangeable before they are exercised, converted, or exchanged (as the case may be), then the Warrant Price shall again be adjusted to the Warrant Price that would then be in effect if such sale and issuance had not occurred, but such subsequent adjustment shall not affect the number of Warrant Shares issued upon any exercise of the Warrant prior to the date such subsequent adjustment is made.

          f. Adjustment of Number of Shares. Upon each adjustment in the Warrant
             ------------------------------
     Price, the number of Warrant Shares purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Warrant Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

          g. Determination of Fair Market Value. For purposes of this Section 4,
             ----------------------------------                       ---------
     "FAIR MARKET VALUE" of a share of Common Stock as of a particular date (the "DETERMINATION DATE") shall mean (i) if shares of Common Stock are traded on a national securities exchange (an "EXCHANGE"), the weighted average of the closing sale price of a share of the Common Stock of the Company on the last five (5) trading days prior to the Determination Date reported on such Exchange as reported in The Wall Street Journal (weighted with respect to the trading volume with respect to each such day); (ii) if shares of Common Stock are not traded on an Exchange but trade in the over-the-counter market and such shares are quoted on the National Association of Securities Dealers Automated Quotations System ("NASDAQ"), the weighted average of the closing sale price of a share of the Common Stock of the Company on the last five (5) trading days prior to the Determination Date reported on NASDAQ as reported in The Wall Street Journal (weighted with respect to the trading volume with respect to each such day); (iii) if such shares are an issue for which last sale prices are not reported on NASDAQ, the average of the closing sale price, in each case on the last five (5) trading days (or if the relevant price or quotation did not exist on any of such days, the relevant price or quotation on the next preceding business day on which there was such a price or quotation) prior to the Determination Date as reported by the Over the Counter Bulletin Board (the "OTCBB") or the "pink sheets" by the Pink Sheets, LLC; (iv) if no closing sales price is reported for the Common Stock by the OTCBB or "pink sheets" by the Pink Sheets, LLC for such day, the average of the high and low bid and asked price of any of the market makers for the Common Stock as reported on the OTCBB or in the "pink sheets" by the Pink Sheets, LLC on the last five (5) trading days; or
     (v) if no price can be determined on the basis of the above methods of valuation, then the judgment of valuation shall be determined in good faith by the Board of Directors of the Company, which determination shall be described in a duly adopted board resolution certified by the Company's Secretary or Assistant Secretary. If the Board of Directors of the Company is unable to determine any Valuation (as defined below), or if the holders of at least fifty percent (50%) of all of the Warrant Shares then issuable hereunder (collectively, the "REQUESTING HOLDERS") disagree with the Board's determination of any Valuation by written notice delivered to the Company within five (5) business days after the determination thereof by the Board of Directors of the Company is communicated to holders of the Warrants affected thereby, which notice specifies a majority-in-interest of the Requesting Holders' determination of such Valuation, then the Company and a majority-in-interest of the Requesting Holders shall select a mutually acceptable investment banking firm of national reputation which has not had a material relationship with the Company or any officer of the Company within the preceding two (2) years, which shall determine such Valuation. Such investment banking firm's determination of such Valuation shall be final, binding and conclusive on the Company and the holders of all of the Warrants issued hereunder and then outstanding. Any and all costs and fees of such investment banking firm shall be borne equally by the Company and the Requesting Holders, however, if the Valuation is within ninety percent (90%) of either party's valuation, then the other party shall pay all of the costs and fees of such investment banking firm. For purposes of this Section 4(g), the term "VALUATION" shall mean the determination, to be made initially by the Board of Directors of the Company, of the fair market value per share of Common Stock pursuant to clause (v) above.

          h.  Subsequent  Changes.  If,  at any time after any adjustment of the
              -------------------
     Warrant Price shall have been made hereunder as the result of any issuance, sale or grant of any rights, options, warrants or convertible or exchangeable securities, any of such rights, options or warrants or the rights of conversion or exchange associated with such convertible or exchangeable securities shall expire by their terms or any of such rights, options, warrants or convertible or exchangeable securities shall be repurchased by the Company or a Subsidiary for a consideration per underlying share of Common Stock not exceeding the amount of such consideration received by the Company in connection with the issuance, sale or grant of such rights, options, warrants or convertible or exchangeable securities, the Warrant Price then in effect shall forthwith be increased to the Warrant Price that would have been in effect if such expiring right, option or warrant or rights of conversion or exchange or such repurchased rights, options, warrants or convertible or exchangeable securities had never been issued. Similarly, if at any time after any such adjustment of the Warrant Price shall have been made pursuant to this Section 4 above (i)
                                                             ----------
     any additional aggregate consideration is received or becomes receivable by the Company in connection with the issuance or exercise of such rights, options, warrants or convertible or exchangeable securities; or (ii) there is a reduction in the conversion or exchange ratio applicable to such convertible or exchangeable securities so that fewer shares of Common Stock will be issuable upon the conversion or exchange thereof or there is a decrease in the number of shares of Common Stock issuable upon exercise of such rights, options or warrants (except where such reduction or decrease results from a combination of shares described in Section 4(b) above), the
                                                        ------------
     Warrant Price then in effect shall be forthwith readjusted to the Warrant Price that would have been in effect had such changes taken place at the time that such rights, options, warrants or convertible or exchangeable securities were initially issued, granted or sold. In no event shall any readjustment under this Section 4(h) affect the validity of any Warrant
                                -------------
     Shares issued upon any exercise of this Warrant prior to such readjustment.

          i.  Excluded  Transactions.  Notwithstanding  the  foregoing, Sections
              ----------------------                                    --------
     4(c),  (d)  or 4(e) above shall not apply to: (i) the Company's offering of
     ----   ---     ----
     up to 750,000 shares of Series A Convertible Preferred Stock, with related Series A Warrants and Series B Warrants, and up to 76,201 shares of Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, in the aggregate, pursuant to the Securities Purchase and Share Exchange Agreement of even date herewith (the "OFFERING"); (ii) shares of Common Stock issued or deemed issued to employees or directors of, or consultants to, the Company or any of its subsidiaries for services rendered pursuant to a plan, agreement, or arrangement approved by the Board of Directors of the Company (including 5,000 shares of Common Stock per month issued or issuable to a third party in connection with the provision of guarantees for certain obligations of the Company); (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding on the date hereof; (iv) shares of Common Stock issued in connection with any stock split or stock dividend; (v) the issuance of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series A Warrants, Series B Warrants, Series C Warrants or Series D Warrant in connection with the Offering; (vi) the issuance of shares of Common Stock upon conversion or exercise, as applicable, of the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock, Series A Warrants, Series B Warrants, Series C Warrants or Series D Warrant in connection with the Offering, in each case, provided the issuance is pursuant to the terms of such option or convertible security; (vii) warrants issued to Midtown Partners & Co., LLC, as placement agent in connection with Offering, and shares of Common Stock issued in connection with the exercise thereof; (viii) shares of Common Stock issued or issuable in connection with a bona fide joint venture or business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock, or otherwise; provided that any such issuance is approved by the Board of Directors, and, at the time of such issuance, the aggregate of that issuance and similar issuances in the then preceding twelve (12) month period shall not exceed ten percent (10%) of the then-outstanding Common Stock of the Company (assuming full conversion and exercise of all convertible and exercisable securities); (ix) the Reverse Merger (as defined in the Certificate of Designations of the Series A Convertible Preferred Stock); and (x) Series A Warrants issued pursuant to
     Section 2 of the Investor Rights Agreement of even date herewith (the "INVESTOR RIGHTS AGREEMENT")(collectively, the "EXEMPT SECURITIES").

     5.  Notice  of  Adjustments.  Whenever  the  Warrant Price or the number of
         -----------------------
Warrant  Shares  purchasable  hereunder  shall be adjusted pursuant to Section 4
                                                                       ---------
hereof, the Company shall deliver to the holder of this Warrant a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

     6.  Piggyback Registration Rights. If the Company, at any time prior to the
         -----------------------------
Expiration Date, proposes to register (the "REGISTRATION") any of its securities under the Securities Act of 1933 (the "SECURITIES ACT") (except registrations by way of Commission Forms S-4 or S-8, or any successor thereto, or to qualify such securities under the securities laws of any state or register its securities in connection with any warrant, option or employee benefit plan), the Company shall give prompt written notice thereof to the Holder and, if the Holder shall so request in writing within twenty (20) days after receipt of any such notice, the Company shall exercise all reasonable efforts to include among securities which it then endeavors to make the subject of a registration statement to be filed under the Securities Act all shares the Holder so requests to be registered thereunder (the "DESIGNATED SHARES") and to use its best efforts to cause all such registrations to be effected and to be kept effective until all sales or distributions contemplated in connection therewith are completed; provided that the Company shall not be obligated to keep such registration in effect for more than nine months from the effective date thereof. If the Company thereafter determines for any reason in its sole discretion not to register or to delay registration of its securities, the Company may, at its election, give written notice of such determination to the Holder and shall be relieved of any obligation to register any Designated Shares in connection with such registration or in case of a determination to delay registration, shall be permitted to delay in registration of the Designated Shares.

     All costs and expenses incident to the Company's registration of the Designated Shares under the Securities Act, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company, shall, to the extent permitted by applicable federal and state securities laws, rules and regulations, be borne by the Company.

     7.  Fractional  Shares. No fractional shares of Common Stock will be issued
         ------------------
in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value

(as determined in accordance with Section 4(g) above) of a share of Common Stock on the date of exercise, or round up to the next whole number of shares, at the Company's option.

     8.   Compliance  with  Securities  Act  and  Investor  Rights  Agreement;
          --------------------------------------------------------------------
          Disposition  of  Warrant  or  Warrant  Shares.
          ---------------------------------------------

          a.  Compliance  with  Securities  Act.  The holder of this Warrant, by
              ---------------------------------
     acceptance hereof, agrees that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, the holder hereof shall confirm in writing, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO,
(ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (iii) RECEIPT OF A NO-ACTION LETTER(S) FROM THE APPROPRIATE GOVERNMENTAL AUTHORITY(IES), OR (iv) OTHERWISE
COMPLYING  WITH  THE  PROVISIONS  OF  SECTION 8 OF THE WARRANT UNDER WHICH THESE
                                      ---------
SECURITIES  WERE  ISSUED  DIRECTLY  OR  INDIRECTLY."

In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

          (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act.

          (2) The holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. In this connection, the holder understands that, in the view of the SEC, the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant and the Warrant Shares for the minimum capital gains period specified under applicable tax laws, for a deferred sale, for or until an increase or decrease in the market price of the Warrant and the Warrant Shares, or for a period of one (1) year or any other fixed period in the future.

          (3) The holder further understands that this Warrant and the Warrant Shares must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws, or unless exemptions from registration are otherwise available.

          (4) The holder is aware of the provisions of Rule 144 and 144A, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three (3)month period not exceeding the specified limitations stated therein.

          (5) The holder further understands that at the time it wishes to sell this Warrant and the Warrant Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the holder may be precluded from selling this Warrant and the Warrant Shares under Rule 144 and 144A even if the one (1)-year minimum holding period has been satisfied.

          (6) The holder further understands that, in the event that all of the requirements of Rule 144 and 144A are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 and 144A are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 and 144A will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          b.  Exchange.  This  Warrant  may be exchanged, without payment of any
              --------
     service charge, for one (1) or more new Warrants of like tenor exercisable for the same aggregate number of shares of Common Stock upon surrender to the Company by the registered holder hereof in person or by legal representative or by attorney duly authorized in writing and, upon issuance of the new Warrant or Warrants, the surrendered Warrant shall be cancelled and disposed of by the Company.

          c.  Disposition  of  Warrant  or  Warrant  Shares. With respect to any
              ---------------------------------------------
     offer, sale or other disposition of this Warrant, or any Warrant Shares acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Warrant Shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such Warrant Shares and indicating whether or not under the Securities Act certificates for this Warrant or such Warrant Shares to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with applicable laws. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such Warrant Shares, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this Section 8(c) that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made and neither this Warrant nor any Warrant Shares shall be sold or otherwise disposed of until such disagreement has been resolved. The foregoing notwithstanding, this Warrant or such Warrant Shares may (i) as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 and 144A under the Securities Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 and 144A have been satisfied and (ii) be offered, sold, distributed or otherwise transferred to Affiliates of the Holder without regard to this
     Section 8(c), but only if the Company is in receipt of an opinion of counsel as to the permissibility of such transfer under federal and state securities laws and an investor representation letter from the transferee, in form and substance reasonably satisfactory to the Company. Each certificate representing this Warrant or the Warrant Shares thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless, in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent or, if acting as its own transfer agent, the Company may stop transfer on its corporate books, in connection with such restrictions. As used herein, "AFFILIATE OF THE HOLDER" shall mean (x) any owner, shareholder, partner or member of the Holder, and (y) any other Person that directly or indirectly, through one or more intermediaries, Controls or is Controlled by or is under common Control with the Holder.

     9.     Rights  as Stockholders; Information.  No holder of this Warrant, as
            ------------------------------------
such, shall be entitled to vote or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of the directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, until this Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. The foregoing notwithstanding, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the stockholders.

     10.    Intentionally  Omitted.

     11.    Additional  Rights.
            ------------------

          11.1  Mergers.  In  the event that the Company undertakes to (i) sell,
                -------
     lease, exchange, convey or otherwise dispose of all or substantially all of its property or business; or (ii) merge into or consolidate with any other corporation (other than a wholly-owned Subsidiary), or effect any transaction (including a merger or other reorganization) or series of related transactions, in which more than fifty percent (50%) of the voting power of the Company is disposed of, the Company will use its best efforts to provide at least thirty (30) days notice to the holder of the terms and conditions of the proposed transaction. The Company shall cooperate with the holder in consummating the sale of this Warrant in connection with any such transaction.

     12.  Intentionally  Omitted.

     13.    Modification and Waiver.  This Warrant and any provision hereof may
            -----------------------
be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     14.    Notices.  Unless  otherwise  specifically  provided  herein,  all
            -------
communications under this Warrant shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given; (ii) on the day of transmission if sent by facsimile transmission to the number shown on the books of the Company, and telephonic confirmation of receipt is obtained promptly after completion of transmission; (iii) on the day after delivery to Federal Express or similar overnight courier; or (iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant. Any party hereto may change its address for purposes of this Section 14 by
                                                                   ----------
giving the other party written notice of the new address in the manner set forth herein.

     15.    Binding  Effect  on Successors.  This Warrant shall be binding upon
            ------------------------------
any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Common Stock issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, however, that the failure of the holder hereof to make any
          --------   -------
such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     16.    Lost  Warrants or Stock Certificates.  The Company covenants to the
            ------------------------------------
holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any loss, theft or destruction, upon receipt of an executed lost securities bond or indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     17.    Descriptive  Headings.  The  descriptive  headings  of  the several
            ---------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     18.    Governing  Law.  This  Warrant  shall  be construed and enforced in
            --------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of Florida.

     19.    Intentionally  Omitted.

     20.    Remedies.  In  case  any  one  (1)  or  more  of  the covenants and
            --------
agreements contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

     21.    Acceptance.  Receipt  of  this  Warrant  by the holder hereof shall
            ----------
constitute  acceptance  of  and agreement to the foregoing terms and conditions.

     22.    No Impairment of Rights.  The Company will not, by amendment of its
            -----------------------
Certificate of Incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated: April    , 2006               CYTATION CORPORATION
            ----

                                    -------------------------------------------
                                    Charles G. Masters, Chief Executive Officer


                          NOTICE TO FLORIDA RESIDENTS:
          -------------------------------------------------------------
     WHERE SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA (EXCLUDING CERTAIN INSTITUTIONAL PURCHASERS DESCRIBED IN SECTION 517.061(7) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT) (THE "ACT"), ANY SUCH SALE MADE PURSUANT TO SECTION 517.061(11) OF THE ACT SHALL BE VOIDABLE BY THE PURCHASER EITHER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, OR AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER.

                                    EXHIBIT A
                               NOTICE OF EXERCISE



To:

1.     The  undersigned hereby elects to purchase      shares of Common Stock of
                                                 ------
__________. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                             ------------------------------
                                       (Name)


                             ------------------------------
                             ------------------------------
                                     (Address)

3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof, the undersigned shall execute an Investment Representation Statement in form reasonably acceptable to the Company.

                                           ----------------------------------
                                           (Signature)



---------------------
      (Date)